Exhibit 10.1

FORM OF WAIVER

WAIVER (this “Waiver”), dated as of March 30, 2011, to the Credit Agreement dated as of September 26, 2008 (as amended or otherwise modified heretofore, the “Credit Agreement”), among Office Depot, Inc., Office Depot International (UK) Ltd., Office Depot UK Ltd., Office Depot International B.V., Office Depot B.V., OD International (Luxembourg) Finance S.À R.L. and Viking Finance (Ireland) Ltd. (collectively, the “Borrowers”), certain subsidiaries of Office Depot, Inc. from time to time parties thereto, the several banks and other institutions from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank N.A., London Branch, as European administrative agent and European collateral agent, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent’) and US collateral agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., Wachovia Bank, National Association and General Electric Capital Corporation, as documentation agents.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Company intends to restate its financial statements with respect to the second, third and fourth fiscal quarters of 2010 and fiscal year 2010 (collectively, the “2010 Financial Statements”) as a result of the Company being denied a carry-back claim relating to certain net operating losses it had asserted under the American Recovery and Re-investment Act of 2009 that, as reported in the 2010 Financial Statements, resulted in a tax benefit to the Company of approximately $80,000,000 (the “Carry-Back Claim”);

WHEREAS, the Borrowers have requested that certain Defaults or Events of Default under the Credit Agreement and the other Loan Documents with respect to the 2010 Financial Statements be waived as set forth herein; and

WHEREAS, the Lenders are willing to agree to such waiver on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

I. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

II. Waiver. The Lenders hereby waive any Default or Event of Default arising from any representation or warranty made or deemed made by or on behalf of the Company in or relating to the 2010 Financial Statements, or in any certificate furnished in connection with the 2010 Financial Statements, having been incorrect, or proven to have been incorrect, when made or deemed made (solely as a result of the Carry-Back Claim or other technical adjustments that do not have a material impact on the 2010 Financial Statements taken as a whole); provided that this waiver shall cease to apply if the restated 2010 Financial Statements are not delivered to the Administrative Agent on or prior to May 15, 2011.

III. Effectiveness of Waiver. This Waiver shall become effective as of the date first written above (the “Waiver Effective Date”) upon receipt by the Administrative Agent of duly executed counterparts to this Waiver from the Borrowers, the Collateral Agents and the Required Lenders.

IV. Representations and Warranties. The Borrowers hereby represent and warrant that (a) after giving effect to this Waiver, each of the representations and warranties in the Credit Agreement shall be true and correct in all material respects as if made on and as of the Waiver Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing.

V. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

VI. Counterparts. This Waiver may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

[signature pages follow]

2

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed and delivered by their duly authorized officers as of the date first above written.

OFFICE DEPOT, INC.

By:
Name:
Title:

OFFICE DEPOT INTERNATIONAL (UK) LTD.

By:
Name:
Title:

OFFICE DEPOT UK LTD.

By:
Name:
Title:

OFFICE DEPOT INTERNATIONAL B.V.

By:
Name:
Title:

OFFICE DEPOT B.V.

By:
Name:
Title:

VIKING FINANCE (IRELAND) LTD.

By:
Name:
Title:

Waiver Signature Page

OD INTERNATIONAL (LUXEMBOURG) FINANCE S.À R.L.

By:
Name:
Title:

OD INTERNATIONAL (LUXEMBOURG) FINANCE S.À R.L.

By:
Name:
Title:

Waiver Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, US Collateral Agent and as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as European Collateral Agent

By:
Name:
Title:

Waiver Signature Page

[INSERT LENDER NAME], as a Lender

By:
Name:

Waiver Signature Page